INVESTOR PRESENTATION

THIRD QUARTER 2021

NASDAQ: CCBG

Capital City Bank Group

FORWARD-LOOKING STATEMENT

This presentation includes forward-looking statements, including statements about future results. These statements are subject to uncertainties and risks, which could cause the Company's future results to differ materially. The following factors, among others, could cause the Company's actual results to differ: The magnitude and duration of the ongoing COVID-19 pandemic and its impact on the global and local economies and financial market conditions and our business, results of operations and financial condition, including the impact of our participation in government programs related to COVID-19; potential attrition due to the recent U.S. presidential directive to OSHA that requires employers with 100 or more employees to ensure that their employees are fully vaccinated against COVID-19 or are tested weekly; our ability to successfully manage credit risk, interest rate risk, liquidity risk, and other risks inherent to our industry; legislative or regulatory changes in monetary and fiscal policies of the U.S. Government; inflation, interest rate, market and monetary fluctuations; the effects of security breaches and computer viruses that may affect our computer systems or fraud related to debit card products; the accuracy of our financial statement estimates and assumptions, including the estimates used for our loan loss reserve, deferred tax asset valuation and pension plan; changes in accounting principles, policies, practices or guidelines; the frequency and magnitude of foreclosure of our loans; the effects of our lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; the strength of the United States economy in general and the strength of the local economies in which we conduct operations; our ability to declare and pay dividends, the payment of which is subject to our capital requirements; changes in the securities and real estate markets; structural changes in the markets for origination, sale and servicing of residential mortgages; uncertainty in the pricing of residential mortgage loans that we sell, as well as competition for the mortgage servicing rights related to these loans and related interest rate risk or price risk resulting from retaining mortgage servicing rights and the potential effects of higher interest rates on our loan origination volumes; the effect of corporate restructuring, acquisitions or dispositions, including the actual restructuring and other related charges and the failure to achieve the expected gains, revenue growth or expense savings from such corporate restructuring, acquisitions or dispositions; the effects of natural disasters, harsh weather conditions (including hurricanes), widespread health emergencies, military conflict, terrorism, civil unrest or other geopolitical events; our ability to comply with the extensive laws and regulations to which we are subject, including the laws for each jurisdiction where we operate; the willingness of clients to accept third-party products and services rather than our products and services and vice versa; increased competition and its effect on pricing; technological changes; negative publicity and the impact on our reputation; changes in consumer spending and saving habits; growth and profitability of our noninterest income; the limited trading activity of our common stock; the concentration of ownership of our common stock; anti-takeover provisions under federal and state law as well as our Articles of Incorporation and our Bylaws; other risks described from time to time in our filings with the Securities and Exchange Commission; and our ability to manage the risks involved in the foregoing. Additional factors can be found in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and the Company' others filings with the SEC, which are available at the SEC's internet site (http://www.sec.gov). Forward-looking statements in this presentation speak only as of the date of this presentation. The Company assumes no obligation to update forward-looking statements or the reasons why actual results could differ.

CORPORATE PROFILE

- Oldest Florida-based Publicly Traded Bank
- Managed Multiple Business Cycles Successfully
- $4.0B Assets
- Loans HFI: $1.9B/Deposits: $3.5B
- 87% Florida/13% Georgia
- 50/50 Mix of Consumer and Commercial Clients (Deposits)
- $2.2B Assets Under Management



Atlanta
Augusta
Macon
Savannah
Montgomery
GEORGIA
ALABAMA
Jacksonville
Tallahassee
Panama City
Gainesville
Daytona Beach
Orlando
FLORIDA
Fort Myers
Miami

57 OFFICES

CORPORATE PROFILE

25 Years

Experienced Management
Average of 25 Years' Experience with CCBG

Ownership
~55% Retail/45% Institutional
~20% Insider

55/45

$418M

Market Cap[1]
$418 Million

(1) As of 09/30/21

FLORIDA AT A GLANCE

- Highest Migration Rate in U.S.
- 3rd Most Populous State - Projected Population Growth 2X National Average
- Projected Population Change (2021-2026) of 5.9%
- Business-friendly State with No Personal Income Tax

Government
Higher Education
Healthcare
Agriculture
Manufacturing
Retail Distribution
Professional Associations
Retirees
Tourism
Defense
Technology
Transportation



GROWTH MARKETS

TALLAHASSEE MSA

Total Deposits *(in Thousands)*	$1,426,015
Market Share[1]	15.4%
Market Share Rank[1]	#2
Top 3 Industries	Government, Education, Professional
Projected Population Growth[2]	4.0%
Projected HH Income Growth[2]	9.6%

MACON MSA

Total Deposits *(in Thousands)*	$120,705
Market Share[1]	2.7%
Market Share Rank[1]	#8
Top 3 Industries	Education, Healthcare, Defense
Projected Population Growth[2]	1.6%
Projected HH Income Growth[2]	6.5%

GAINESVILLE MSA

Total Deposits *(in Thousands)*	$425,777
Market Share[1]	7.1%
Market Share Rank[1]	#7
Top 3 Industries	Education, Healthcare, Retail Distribution
Projected Population Growth[2]	4.7%
Projected HH Income Growth[2]	12.9%

RURAL COMBINED - 15 Markets[3]

Total Deposits *(in Thousands)*	$1,107,134
Market Share[1][3]	8.4%
Market Champions	Agriculture, Manufacturing, County Seat

- Top 3 Market Share in 8 of 15 Markets

(1) Source: S&P Global Market Intelligence as of 6/30/2020
(2) Projected Change from 2021-2026 (Nielsen)
(3) Excludes Markets with < 2% Share

DEPOSIT PORTFOLIO DETAIL

Average Deposit Portfolio Composition



3%
8%
15%
44%
30%
Noninterest Bearing Deposits
NOW Accounts
Regular Savings Accounts
Money Market Accounts
Certificates of Deposit

Total Deposit Growth



2,372
151
258
325
806
832
2,423
132
251
351
781
908
2,538
114
235
370
805
1,012
2,844
104
236
424
826
1,254
3,359
102
275
525
966
1,491
2017
2018
2019
2020
3Q21

	2017	2018	2019	2020	3Q21
Total Cost of Funds - CCBG[2]	0.16%	0.27%	0.35%	0.16%	0.10%
Total Cost of Funds - Peer[3]	0.53%	0.66%	0.89%	0.69%	0.30%

- Noninterest Bearing Deposits
- NOW Accounts
- Regular Savings Accounts
- Money Market Accounts
- Certificates of Deposit

Deposit Portfolio Highlights

- CAGR[4] of ~ 13.85% DDA, ~ 6.06% MMA/SAV/NOW
- 97% Core Deposit[1] to Total Deposit[2]

(1) Total Deposits less CDs
(2) YTD
(3) Publicly Traded $1-$5 Billion SE Commercial Banks (Source: S+P Market Intelligence)
(4) 2017 to 2021

LOAN PORTFOLIO DIVERSIFICATION

Loan Portfolio(1)
$1,941,425



1%
9%
10%
35%
11%
15%
19%

- Commercial R/E
- Residential R/E
- Indirect Auto (2)
- Commercial Loans
- Home Equity R/E
- Construction R/E
- Direct Consumer

Top 25 loans represent 8% of total loans

CRE Composition
$659,929
200% of Tier 1 Capital



2%
2%
10%
24%
62%

- Improved Property
- Construction
- Vacant Land
- Condos
- Land Development

Improved Property Composition
$408,823



2%
6%
8%
27%
9%
11%
25%
12%

- Retail
- 1-4 Residential
- Hotel/Motel
- Multi-Family
- Office
- Other
- Industrial/Warehouse
- Gas Station/C-Store

(1) 3Q2021-EOM
(2) Includes SBA Round 2 of $7.5M.

CREDIT QUALITY

- Proven **strong** underwriting and risk management
- 5 year average annual credit losses of **10 basis points**
- **Strong credit** quality metrics at September 30, 2021
- ACL coverage **1.11% of loans**
- COVID-19: **all loans extended have resumed regularly scheduled payments** - nominal impact on past due and classified loan levels to date

Non-Performing Loans
(% of Loans HFI)



$12M
$8M
$4M
$0M
0.45%
$7.1M
0.39%
$6.8M
0.24%
$4.4M
0.29%
$5.9M
0.08%
$3.2M
4Q17
4Q18
4Q19
4Q20
3Q21

Classified Loans
(% of Total Loans HFI)



$35M
$30M
$25M
$20M
$15M
$10M
$5M
1.87%
$31M
1.29%
$23M
1.13%
$21M
0.87%
$18M
0.84%
$16M
4Q17
4Q18
4Q19
4Q20
3Q21

Allowance for Credit Losses Activity[1]



$25M
$20M
$15M
$10M
$5M
$0M
$13.3M
$14.2M
$13.9M
$23.8M
$21.5M
0.80%
0.80%
0.76%
1.19%
1.30%
1.11%
1.11%
0.14%
0.12%
0.13%
0.12%
(0.05)%
2017
2018
2019
2020
3Q21

(000's)	2017	2018	2019	2020	3Q21
Provision for Credit Losses	2,215	2,921	2,027	8,303	(1,553)
CECL Adoption	-	-	-	3,269	-
Net Charge-Offs	2,338	2,018	2,332	1,907	(726)

Allowance for Credit Losses ("ACL")[1]
ACL Coverage Ratio (Loans HFI)
ACL Coverage Ratio (Loans HFI less SBA PPP)
Net Charge Ratio

(1) HFI Loans only - does not include $2.6M in allowance for unfunded loans at 09/30/21.

STRONG CAPITAL POSITION



Capital To Execute
$400M
$350M
$300M
$250M
$200M
$150M
$100M
$50M
2017
2018
2019
2020
3Q21
Risk-Based Capital
Tangible Common Equity
Excess Regulatory Capital



Staying Power
20
15
10
5
0
17.10%
7.09%
9.52%
17.13%
7.58%
9.63%
17.90%
8.06%
10.26%
17.30%
6.25%
9.42%
16.70%
6.46%
9.27%
2017
2018
2019
2020
3Q21
Risk Based Capital - CCBG
Tangible Common Equity - CCBG[1]
Tangible Common Equity - Publicly Traded $1-$5 Billion SE Banks

(1) Adjusted Non-GAAP, See Appendix for Reconciliation.

STRATEGIC INITIATIVES: Three Pillars of Execution

DRIVE REVENUES

Generate Loan Growth > Interest Rate Profile > Grow & Diversify Fee Income

DISCIPLINED EXPENSE MANAGEMENT

Committed to Expense Reduction > Efficiency Initiatives in Motion

EFFECTIVELY DEPLOY CAPITAL

Organic Growth > Return Capital > Leverage Capital

> Executed Under a Strong Risk Management & Credit Culture <

DRIVE REVENUES

Diversified Revenues

INTEREST INCOME[(1)]


1%
1%
7%
8%
8%
8%
10%
10%
18%
29%

$80.8 Million

- Commercial R/E
- Residential R/E
- Commercial Loans
- Indirect Auto
- Home Equity R/E
- Investment Securities
- Fees on Loans
- Construction R/E
- Direct Consumer
- Funds Sold

FEE INCOME[(1)]


6%
12%
14%
16%
52%
51.5%
of Operating
Revenues

$82.9 Million

- Mortgage Banking Revenues - CCHL (51% ownership)
- Deposit Fees
- Bank Card Fees
- Wealth Management Fee
- Other

(1) YTD - 09/30/21

DRIVE REVENUES

Generate Loan Growth


Period End Loans HFI
($ In Millions / % Growth)
$2500
$2000
$1500
$1000
$500
$0
4.6%
$1,561
5.9%
$1,653
7.3%
$1,774
3.5%
$1,836
9.3%
$2,006
-2.8%(1)
$1,941
2016
2017
2018
2019
2020
3Q21

	2020	3Q21
SBA PPP Loans - Round 1 Balance	$178M	0
SBA PPP Loans - Round 2 Balance	0	$7.5M
Total SBA PPP	$178M	$7.5M


Growth By Segment(2)
-$100M -$80M -$60M -$40M 0 $20M $40M $60M $80M $100M
-0.7% Commercial Loans - Core
-95.9% Commercial Loans - SBA
Construction R/E 41.0%
Commercial R/E 4.2%
Residential R/E 6.0%
-4.9% Home Equity R/E
-12.2% Direct Consumer
Indirect Auto 18.7%
-31.6% Other - LIP

(1) Annualized
(2) 3Q 2020 vs. 3Q 2021

DRIVE REVENUES

Interest Rate Profile

Loan Repricing - HFI Loans



4%
2%
2%
19%
9%
18%
46%
Overnight
12 Months(1)
24 Months
36 Months
48 Months
60 Months
>60 Months

Rate Mix



40% Fixed(1)
41% Adjustable
19% Variable
$1,941
(in millions)

- 60% of Loan Portfolio is Variable or Adjustable
- 69% of Loan Portfolio Reprices within One Year

(1) Includes $7.5 Million SBA/PPP loans and $158 million in Indirect Auto

DRIVE REVENUES

Grow and Diversify Fee Income

Fee Income Mix[1]
(In Millions)



$90M
$80M
$70M
$60M
$50M
$40M
$30M
$20M
$10M
$0M
$80,642
$4.4M
$45.6M
$8.0M
$9.6M
$13.1M
$82,873
$5.3M
$42.6M
$10.0M
$11.4M
$13.6M
2020
2021
Deposit Fees
Bank Card Fees
Wealth Management Fees
Mortgage Banking Revenues
(CCHL - 51% ownership)
Other Fees

Growth Initiatives



Grow Wealth Management Assets
Free to Fee Checking
Improve Card Utilization
Leverage Working Capital Finance Platform
Residential Mortgage Originations
Insurance Sales

(1) YTD - September 30

EXPENSE MANAGEMENT

Continued Focus on Expense Control

Noninterest Expense Trend


$109.4M
$29.3M
$17.8M
$15.8M
$46.2M
2017
$111.5M
$29.0M
$18.5M
$15.9M
$48.1M
2018
$113.6M
$28.9M
$18.4M
$15.6M
$50.7M
2019
$150.0M
$40.0M
$26.2M
$19.9M
$14.8M
$49.1M
2020
$122.3M
$33.4M
$23.9M(1)
$15.4M
$11.4M
$38.2M
YTD 3Q21
Salaries
Associate Benefits
Net Occupancy
Other Expense
CCHL

(1) Includes $2.5M pension settlement charge
CCHL aquired on 03/01/2020

HIGHLIGHTS

- Controllable expenses at Core CCBG continued to be well managed
- YTD 2021 Other expense included $2.5 million pension plan settlement charges
- Integration of CCHL late in 1Q.2020 added expenses, but greatly improved efficiency in mortgage banking business
- Initiatives in Motion *(See Slide 17 for Detail):*
  - Banking Office Optimization
  - Process Improvement
  - Digital

EXPENSE MANAGEMENT

Efficiency Initiatives in Motion

Banking Office Optimization	Process Improvement	Digital	Support Growth
Sale/Leaseback Reduce SF	Consolidate Platforms	Online Deposit Opening	Account Acquisition
Close/Sell	Electronic Documents	Virtual Tellers	Onboarding
Office/Market ROA Reviews	Eliminate Non-Value-Added Task	Mobile & Online	Client Profitability
		End-to-End Loan Platform	Client Segmentation

EXPENSE MANAGEMENT

Investing in Technology

- **8:1 digital** client interactions to in-office transactions – February 2021
- **33%** of offices with **extended-hours Interactive Teller Machines**
- **49%** of offices offering **instant issue debit cards**
- **46% increase in mobile logins** from January 2018 to February 2021
- Major upgrade to end-to-end **online deposit account opening** – April 2021
  (the "end-to-end" is significant because it is common for banks to still require new clients to come in to sign the signature card or complete other docs)
- Opened **3rd digital office** (no teller line) – 4Q2020
- **Profitability analytics** provide an objective basis for pricing decisions and relationship-deepening insight – Q2 2021
- Continuous client experience measurement via voice of the client **touchpoint surveys** – go-live beginning Q2 2021

EFFECTIVELY DEPLOY CAPITAL

ORGANIC GROWTH	• Technology Investments • Leverage Infrastructure • Deepen Client Relationships
RETURN CAPITAL	• Dividend • Share Repurchase Program
LEVERAGE CAPITAL	• M&A Opportunities • Non-Bank Businesses

ACQUISITION OPPORTUNITY

PROFILE

- Banks with $100-500M Assets
  ~250 Total Banks
- TBV Pricing Attractive

TARGETS

- Strong Core Deposit Base
- Lack of Scale to Absorb Regulatory Cost
- Succession Plan Unclear



Atlanta
Birmingham
Charleston
Montgomery
Savannah
Macon
Jacksonville
Mobile
Tallahassee
Gainesville
Panama City
Tallahassee
Orlando
Expansion Area
Tampa
Fort Myers
Miami
0
125 Miles
250 Miles
500 Miles
0
125 KM
250 KM
500 KM

2021 FOCUS

BROADER BASED LOAN GROWTH	• Small Business, Commercial Real Estate, Residential Real Estate, Construction Real Estate, WCF/ABL, Participations/Pools, Market Expansion
IMPLEMENT FEE INCOME INITIATIVES	• Checking Account Acquisition, and Strategies to Drive Interchange Revenues • Insurance Sales • Deepen/Cross-Sell Relationships
EVALUATE ACQUISITION OPPORTUNITIES	• Evaluate Both Bank and Non-Bank Opportunities

WHY CCBG?

- Florida is Growing
- Stable Markets
- Strong Deposit Franchise
- Asset Sensitive Balance Sheet
- Strong Capital – Ability to Deploy
- Insider Ownership
- Seasoned and Experienced Bankers
- Low Execution Risk
- CCBG is One of the Few Remaining "Pure Plays" in Florida

Capital City Bank Group®



APPENDIX

Capital City Bank Group

QUARTERLY RESULTS



0.90
0.75
0.60
0.45
0.30
0.15
0.00
0.50
0.55
0.38
0.57
0.44
0.62
0.50
0.73
0.51
0.66
0.25
0.58
0.55
0.84
0.62
0.90
0.46
0.74
0.56
0.66
0.44
0.52
0.60
0.70
4Q18*
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21**
3Q21***
Diluted Earnings Per Share
Pre-Tax Pre-Credit Costs ("PTPCC") per diluted share (1)

*Includes Tax Benefit of $0.02 per share related to a premises cost segregation analysis
**Includes $0.10 per share partial pension settlement expense
*** Includes $0.02 per share partial pension settlement expense
(1) Adjusted Non-GAAP; See Appendix for Reconciliation

THIRD QUARTER 2021

(Dollars in thousands)	3Q.2021 Core CCBG	3Q.2021 CCHL	2Q.2021 Core CCBG	2Q.2021 CCHL	$ Change Core CCBG	% Change Core CCBG
Net Interest Income	27,702	(30)	25,961	19	1,741	6.71%
Provision for Credit Losses	-	-	(571)	-	571	-100.00%
Deposit Fees	5,075	-	4,236	-	839	19.81%
Bank Card Fees	3,786	-	3,998	-	(212)	-5.30%
Wealth Management Fees	3,623	-	3,274	-	349	10.66%
Mortgage Banking Fees	(10)	12,293	101	13,116	(111)	-109.90%
Other	1,352	455	1,323	425	29	2.19%
Total Noninterest Income	13,826	12,748	12,932	13,541	894	6.91%
Salaries	13,460	7,600	12,579	8,538	881	7.00%
Other Associate Benefits	3,970	215	4,051	210	(81)	-2.00%
Total Compensation	17,430	7,815	16,630	8,748	800	4.81%
Occupancy, Net	5,183	849	5,119	854	64	1.25%
Other	7,133	1,292	9,413	1,359	(2,280)	-24.22%
Total Noninterest Expense	29,746	9,956	31,162	10,961	(1,416)	-4.54%
Operating Profit	11,782	2,762	8,302	2,599	3,480	41.92%
Income Taxes	2,664	285	1,769	290	895	50.59%
Net Income (Before CCHL)	9,118	2,477	6,533	2,309	2,585	39.57%
CCHL 51% Interest, net of tax	973	973	894	894	79	8.84%
CCBG Consolidated Net Income	10,091	-	7,427	-	2,664	35.87%
CCBG Consolidated Diluted EPS	0.54	$0.06	0.39	0.05	0.15	37.71%
	0.60		0.44			

HIGHLIGHTS

- Net interest income grew $1.7 million, or 6.5% sequentially, driven by higher loan fees of $1.3 million (primarily SBA PPP fees of $1.0 million) and a better earning asset mix
- Average loans, excluding PPP loans, grew $35 million and average investment securities increased $218 million
- Strong credit quality metrics resulted in no loan loss provision for the quarter
- Noninterest expense decreased $2.4 million due to lower pension settlement charges of $1.5 million and a $1.0 million gain from the sale of a banking office
- Capital City Home Loans ("CCHL") contributed $0.06 per share

FINANCIAL HIGHLIGHTS

Dollars in Thousands, except Earnings per Share	2017	2018	2019	2020	3Q21
Interest Income	$86,930	$99,395	$112,836	$106,197	80,802
Interest Expense	3,948	6,891	9,493	4,871	2,652
Net Interest Income	82,982	92,504	103,343	101,326	78,150
Provision for Credit Losses	2,215	2,921	2,027	9,645	(1,553)
Noninterest Income	51,746	51,565	53,053	111,165	82,873
Noninterest Expense	109,447	111,503	113,609	149,962	122,301
Income Taxes	12,203	3,421	9,953	10,230	7,795
Less: NCI	—	—	—	11,078	5,456
Net Income - Common	10,863	26,224	30,807	31,576	27,024
Diluted Earnings Per Share - Common	.64	1.54	1.83	1.88	1.60
Ratios					
Return on Average Assets	.39%	.92%	1.03 %	.93%	0.92 %
Return on Average Equity	3.83	8.89	9.72	9.36	10.87
Net Interest Margin	3.37	3.64	3.85	3.30	2.91
Net Charge-offs to Average Loans	.14	.12	.13	.12	(0.05)
Efficiency Ratio (FTE)	80.50	77.05	72.40	70.43	75.83
Dividend Payout Ratio	37.50	20.78	26.23	30.32	28.67

FINANCIAL HIGHLIGHTS

As of Period-End *Dollars in Thousands*	2017	2018	2019	2020	3Q21
Investments	$697,590	$663,477	$643,140	$494,809	$987,072
Loans Held for Investment	1,653,492	1,774,225	1,835,929	2,006,426	1,941,425
Total Assets	2,898,794	2,959,183	3,088,953	3,798,071	4,048,733
Noninterest Bearing Deposits	874,583	947,858	1,044,699	1,328,809	1,592,345
Interest Bearing Deposits	1,595,294	1,583,998	1,600,755	1,888,751	1,873,617
Total Deposits	2,469,877	2,531,856	2,645,454	3,217,560	3,465,962
Capital	284,210	302,587	327,016	320,837	348,868
Ratios					
Risk Based Capital	17.10%	17.13%	17.90%	17.30%	16.70 %
Tangible Equity	7.09	7.58	8.06	6.25	6.46
Diluted Tangible Book Value Per Share	11.68	12.96	14.37	13.76	
Nonperforming Loans to Loans HFI	.43	.39	.24	.29	0.16
Reserve to Loans (ex. SBA PPP)	.80	.80	.75	1.30	1.11
Reserve to Nonperforming Loans	185.87	206.79	310.99	405.66	710.39

MARKET DEMOGRAPHIC

ANCHOR AND SMALL-TOWN AMERICA MARKETS MORE STABLE AND PREDICTABLE.

	Population Growth Rate		Household	
	2010-2021	2021-2026	Median Income 2021	Projected Change 2021-2026
Tallahassee MSA	7.3%	4.0%	$56,220	9.6%
CCBG Florida Markets	13.4%	4.7%	$54,095	8.1%
Florida	16.5%	5.9%	$61,374	11.3%
US	7.2%	2.9%	$67,761	9.0%

Sources: S&P Global Market Intelligence; ESRI; US Census Bureau

DEPOSIT MARKET SHARE

State	Number of Offices	CCBG Deposits in Market ($000)*	Percent of Total CCBG Franchise	Ranking: Counties with 2020 Market Share in Top 4	Deposit Market Share**
Florida	47	$2,608,562	86.99%	12 of 18	7.51%
Georgia	8	$354,608	11.83%	2 of 4	5.54%
Alabama	2	$35,393	1.18%	–	9.63%
TOTALS	**57**	**$2,998,563**	**100.00%**	–	

- Market Share Gives Pricing Leverage
- Keeps Cost of Funds Low
- Organic Growth Going Forward

** Sources: SNL Balances as of 6/30/2020*
*** CCBG Aggregate Market Share for Counties Where CCBG Has a Market Share of >.50%.*

NON-GAAP FINANCIAL MEASURES

We present a tangible common equity ratio that removes the effect of goodwill resulting from merger and acquisition activity. We believe this measure is useful to investors because it allows investors to more easily compare our capital adequacy to other companies in the industry. The GAAP to non-GAAP reconciliation is provided below.

Dollars in Thousands		2017	2018	2019	2020	YTD 2021
TANGIBLE COMMON EQUITY RATIO						
Shareowners' Equity (GAAP)		$284,210	$302,587	$327,016	$320,837	$348,868
Less: Goodwill (GAAP)		$84,811	$84,811	$84,810	$89,095	$93,293
Tangible Shareowners' Equity (non-GAAP)	A	$199,399	$217,776	$242,206	$231,742	$255,575
Total Assets (GAAP)		$2,898,794	$2,959,183	$3,088,953	$3,798,071	$4,048,733
Less: Goodwill (GAAP)		$84,811	$84,811	$84,810	$89,095	$93,293
Tangible Assets (non-GAAP)	B	$2,813,983	$2,874,372	$3,004,143	$3,708,976	$3,955,440
Tangible Common Equity Ratio	A/B	7.09%	7.58%	8.06%	6.25%	6.46%

Pre-tax pre-credit costs per diluted share is a measure used by management to evaluate core operating results exclusive of credit costs, including loan loss provision and other real estate expenses. We believe this measure is useful to investors because it allows investors to more easily compare our core operating results to other companies in the industry. The GAAP to non-GAAP reconciliation is provided below.

Dollars in Thousands		2019	2020	YTD 2021
PRE-TAX PRE-CREDIT COSTS Per Diluted Share				
Income Before Income Taxes (GAAP)		$40,761	$41,806	$34,819
Plus: Provision for Loan Losses (GAAP)		$2,027	$9,645	$ (1,553)
Plus: Other Real Estate Owned Expense (GAAP)		$545	$104	$(1,514)
Pre-Tax Pre-Credit Costs (non-GAAP)	A	$43,333	$51,555	$31,752
Average Diluted Common Shares (GAAP)	B	16,827	16,822	16,886
Pre-Tax Pre-Credit Costs Per Diluted Share	A/B	$2.58	$3.06	$1.88

Capital City Bank Group

Corporate Headquarters
217 North Monroe Street
Tallahassee, FL 32301

www.ccbg.com